Exhibit 99.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report of Caldera International, Inc. (the “Company”) on Form 10-Q, for the quarter ended January 31, 2003, the undersigned each certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of each of our knowledge:

1.	The quarterly report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

2.	The information contained in the quarterly report fairly presents, in all material respects, the financial condition and results of operations of the Company.

By:	/s/ Darl McBride
Darl McBride President and Chief Executive Officer

/s/ Robert K. Bench
Robert K. Bench Chief Financial Officer

Date:	March 14, 2003